EXHIBIT 23


CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statements (Form S-8 Nos. 333-64803, 333-48927 and 333-21477 and Form
S-3 Nos. 333-47055 and 333-43197) of our report dated January 25, 1999 with respect to the financial statements and schedule of Connect, Inc. included in the Annual Report (Form 10-K) for the year ended December 31, 1998.

                                              /s/ Ernst & Young LLP
                                              ---------------------
                                                  Ernst & Young LLP


San Jose, California
March 15, 1999